SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_             May 31, 2019____

Date of Report (date of earliest event reported)

BIOMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8765	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17571 Von Karman Ave.

Irvine, California 92614

(Address of Principal Executive Offices

Including Zip Code)

949-645-2111

(Registrant’s Telephone Number,

Including Area Code)

______________

(Former Name or Former Address if Changed

Since Last Report)

Page 1 of 2 pages

Item 8.01  Other Events

On May 29, 2019 Biomerica, Inc. (the “Company”) signed an Exclusive Distribution Agreement (“the Agreement”) with MaxHealth Medical International Limited in Hong Kong and MaxHealth Medical Group in China (“MaxHealth”), for the sale and distribution of Biomerica’s EZ Detect Test for occult blood in the stool (“EZ Detect”).

Under this Agreement, MaxHealth will have exclusive distribution rights for EZ Detect in China (the “Region”) for an initial term of seven years.

The agreement calls for an initial order and prepayment of $100,000 of EZ Detect due simultaneously with the execution of the Agreement, and an additional prepayment of $900,000 towards the future purchase of EZ Detect due upon the clearance of Chinese customs of the initial order of $100,000. In order to retain exclusivity in the Region, Maxhealth must meet annual minimum purchase requirements over the next seven years, which minimum purchase requirements in aggregate equal $17,000,000.

The Agreement also gives MaxHealth the option to purchase up to 500,000 shares of Biomerica common stock (“Option Shares”) at the purchase price per share that is 25% higher than the average public trading share price during the 10 business days preceding the MaxHealth purchase of the 500,000 Option Shares. The Option Shares must be purchased in a single transaction and MaxHealth must exercise the option and fully fund the purchase price within 90-day of the closing of the Agreement.

Described below are many of the risks associated with the execution of this Agreement. However, the risks described below are not the only ones we face. Additional risks we are not presently aware of or that we currently believe are immaterial may also impair our ability to realize all of the benefits of this Agreement. Our sales and distribution of EZ Detect in the Region, and our general business could be harmed by any of these risks. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment. In assessing these risks, you should also refer to the other information contained or incorporated by reference into this Form 8-K or other filings such as our Form 10-K, filed with the Securities and Exchange Commission on August 29, 2018, as well as our quarterly filings on Form 10-Q, both of which include our financial statements and related notes.

FOR AN EXTENSIVE DESCRIPTION OF THE RISK FACTORS RELATED TO THE PURCHASE AND OWNERSHIP OF BIOMERICA’S STOCK, PLEASE REVIEW THE RISK FACTORS LISTED IN BIOMERICA’S PREVIOULSY FILED FORM 10K. IN ADDITION, THE FOLLOWING ARE SOME OF THE RISKS BIOMERICA FACES WITH THIS NEWLY ANNOUNCED CONTRACT WITH MAXHEALTH.

Our operating results may fluctuate adversely as a result of many factors that are outside our control, which may negatively impact our stock price. Fluctuations in our operating results, for any reason, could cause our growth or operating results to fall below the expectations of investors and securities analysts.

We base the scope of our operations and related expenses on our estimates of future revenues. A significant portion of our operating expenses are fixed, and we may not be able to rapidly adjust our expenses if our revenues fall short of our expectations. Our revenue estimates for future periods are based, among other factors, on estimated end-user demand for our products. If end-user consumption is less than estimated, revenues from our distribution partners and other distribution channels could fall short of expectations, and because such a significant portion of our costs are fixed, could result in further operating losses.

Factors that are beyond our control and that could affect our operating results in the future include:

•    new regulatory requirements from government agencies for our products to be sold in China

•    changes in tariffs, duties and other taxes, and stringent importation requirements for products sent to China due to the U.S. - China trade disputes;

•    changes in the level of competition, such as would occur if one of our competitors introduced a new, better performing or lower priced product to compete with one or more of our products;

•    changes in the reimbursement systems or reimbursement amounts that end-users may rely upon in choosing to use our products;

•    changes in economic conditions in our domestic and international markets, such as economic downturns, decreased healthcare spending, reduced consumer demand, inflation and currency fluctuations; changes in government laws and regulations affecting our business;

•    tariffs imposed by the U.S. government that may affect the cost of our operations in Mexico and the transfer of our EZ Detect finished goods back to the U.S. from our manufacturing facility in Mexico;

•    certain of our key distributors ceasing to do business, or ceasing to sell products into the sectors we target.

To remain competitive, we must continue to develop, obtain and protect our proprietary technology rights; otherwise, we may lose market share or need to reduce prices as a result of competitors selling technologically superior products that compete with our products.

Our ability to compete successfully in the colorectal screening market depends on our ability to continue improvement of our technology. If we cannot continue to improve upon or develop, obtain and protect our technology, our operating results could be adversely affected.

Our competitive position is heavily dependent on obtaining and protecting our own proprietary technology or obtaining licenses from others. Our ability to obtain patents and licenses, and their benefits, is uncertain.

The Company is required to obtain and retain China FDA clearance to sell products in China.  There is no assurance that the Company will be able to retain its China FDA certification in the future.

Biomerica has already received regulatory clearance from the China FDA for the EZ Detect product to be sold in China. However, all sales pertaining to this new distribution agreement will occur in China, and a large part of the Company’s other sales are already to distributors in China. As such, the loss of existing China FDA clearance for any of the Company’s products could materially adversely affect the results of the Company.

This is a new distribution agreement with a new distributor with whom the Company has no operating history.

Since this is a new distribution agreement with a new distributor for the Company’s products, we have no way of knowing the new distributor will be able to meet the minimum sales forecasts each year during the term of the contract. If the new distributor is unable to attain sufficient sales volumes it could materially adversely affect the results of the Company.

MaxHealth appears to have experience selling and distributing gastrointestinal related medical products. However, the EZ Detect product is a new product for MaxHealth and there is no assurance they will be able to meaningfully develop the market in China, and convince their retail and wholesale customers to carry and distribute EZ Detect.

Since this new Agreement is with a single distributor who will have exclusive rights to market EZ Detect in China, there is a material risk that MaxHealth could cease to do business, or could be acquired by another company that decides to cease carrying EZ Detect.

Intellectual property (“IP”) risks and third-party claims of infringement, misappropriation of proprietary rights or other claims against us could adversely affect our ability to market this product. Further, our inability to maintain and protect our own IP through patent or trade secret could materially adversely affect our operating results. In addition, the defense of third-party claims to the defense of our own IP rights against others could result in significant costs and divert the attention of our management and other key employees.

Companies in or related to our industry often aggressively protect and pursue their intellectual property rights. There are often intellectual property risks associated with developing and producing new and existing products and entering new markets, and we may not be able to obtain, at reasonable cost or upon commercially reasonable terms, if at all, licenses to intellectual property of others that is alleged to be part of such new or existing products.

The Company takes certain steps and expends material funds and resources to protect its IP through patent filings and through trade secret. However, it is possible such efforts are inadequate to stop third party competitors from marketing similar product that directly utilize our IP. The defense against such competitor actions could be costly to the Company and may not result in stopping the competitor from selling such products.

Changes in government policy could adversely affect our business and potential profitability.

Changes in government policy could have a significant impact on our business by increasing the cost of doing business, affecting our ability to sell our products and negatively impacting our profitability. Such changes could include modifications to existing legislation, such as U.S. tax policy, or entirely new legislation, such as the Affordable Healthcare Act ("AHA") in the U.S. Although we cannot fully predict the many ways that healthcare reform might affect our business. It is unclear whether and to what extent, if at all, other anticipated developments, including changes due to new presidential administration priorities, or changes resulting from healthcare reform, such as a change in the number of people with health insurance, may impact us.

We are subject to numerous government regulations in addition to FDA regulation, and compliance with laws, including changed or new laws, could increase our costs and adversely affect our operations.  There is also the risk that our facilities could fail to get the proper licensing at our next inspection or renewal.

In addition to FDA and other regulations referred to above, numerous laws relating to such matters as safe working conditions, manufacturing practices, data privacy, environmental protection, fire hazard control and disposal of hazardous or potentially hazardous substances impact our business operations. If these laws or their interpretation change or new laws regulating any of our businesses are adopted, the costs of compliance with these laws could substantially increase our overall costs. Failure to comply with any laws, including laws regulating the manufacture and marketing of our products, could result in substantial costs and loss of sales or customers. Because of the number and extent of the laws and regulations affecting our industry, and the number of governmental agencies whose actions could affect our operations, it is impossible to reliably predict the full nature and impact of future legislation or regulatory developments relating to our industry and our products. To the extent the costs and procedures associated with meeting new or changing requirements are substantial, our business, results of operations and financial condition could be adversely affected.

Our total revenue could be affected by third-party reimbursement policies and potential cost constraints.

The end-users of our products are primarily physicians and other healthcare providers. In the U.S., healthcare providers such as hospitals and physicians who purchase diagnostic products generally rely on third-party payers, principally private health insurance plans, federal Medicare and state Medicaid, to reimburse all or part of the cost of the procedure. Use of our products would be adversely impacted if physicians and other healthcare providers do not receive adequate reimbursement for the cost of our products by their patients’ third-party payers. Our total revenue could also be adversely affected by changes or trends in reimbursement policies of these governmental or private healthcare payers. We believe that the overall escalating cost of medical products and services has led to, and will continue to lead to, increased pressures on the healthcare industry, both foreign and domestic, to reduce the cost of products and services. Given the efforts to control and reduce healthcare costs in the U.S. in recent years, currently available levels of reimbursement may not continue to be available in the future for our existing products or products under development. Third-party reimbursement and coverage may not be available or adequate in either the U.S. or foreign markets, current reimbursement amounts may be decreased in the future and future legislation, regulation or reimbursement policies of third-party payers may reduce the demand for our products or adversely impact our ability to sell our products on a profitable basis.

Unexpected increases in, or inability to meet, demand for our products could require us to spend considerable resources to meet the demand or harm our reputation and customer relationships if we are unable to meet demand.

Our inability to meet customer demand for our products, whether as a result of our own manufacturing problems or supply shortfalls, could harm our customer relationships and impair our reputation within the industry. In addition, our product manufacturing of certain product lines is concentrated in one or more of our manufacturing sites. Weather, natural disasters (including pandemics), fires, terrorism, political change, failure to follow specific internal protocols and procedures, equipment malfunction, environmental factors or damage to one or more of our facilities could adversely affect our ability to manufacture our products. This, in turn, could have a material adverse effect on our business.

If we experience unexpected increases in the demand for our products, we may be required to expend additional capital resources to meet these demands. These capital resources could involve the cost of new machinery or even the cost of new manufacturing facilities. This would increase our capital costs, which could adversely affect our earnings and cash resources. If we are unable to develop or obtain necessary manufacturing capabilities in a timely manner, our total revenue could be adversely affected. Failure to cost-effectively increase production volumes, if required, or lower than anticipated yields or production problems, including those encountered as a result of changes that we may make in our manufacturing processes to meet increased demand or changes in applicable laws and regulations, could result in shipment delays as well as increased manufacturing costs, which could also have a material adverse effect on our business, operating results and financial condition.

Unexpected increases in demand for our products could also require us to obtain additional raw materials in order to manufacture products to meet the demand. Some raw materials require significant ordering lead time and we may not be able to timely access sufficient raw materials in the event of an unexpected increase in demand, particularly those obtained from a sole supplier or a limited group of suppliers.

If one or more of our products is claimed to be defective, we could be subject to claims of liability and harm to our reputation that could adversely affect our business.

A claim of a defect in the design or manufacture of our products could have a material adverse effect on our reputation in the industry and subject us to claims of liability for injuries and otherwise. Any substantial underinsured loss resulting from such a claim would have a material adverse effect on our operating results and financial conditions and the damage to our reputation or product lines in the industry could have a material adverse effect on our business.

We face risks relating to our international sales, including inherent economic, political and regulatory risks, which could impact our financial performance, cause interruptions in our current business operations and impede our growth strategy.

Our products are primarily sold internationally, with the majority of our international sales to our distributors in Asia and Europe. We currently sell and market our products through distributor organizations and sales agents. These foreign risks include, among others:

•    compliance with multiple different registration requirements and new and changing registration requirements, our inability to benefit from registration for our products inasmuch as registrations may be controlled by a distributor, and the difficulty in transitioning our product registrations;

•        compliance with existing, new and changing health and safety regulations imposed in each country pertaining to medical related products such as the ones we offer.

•        compliance with complex foreign and U.S. laws and regulations that apply to our international operations, including U.S. laws such as import/export limitations, the Foreign Corrupt Practices Act, and local laws.

•     tariffs or other barriers as we continue to expand into new countries and geographic regions;

•     exposure to currency exchange fluctuations against the U.S. dollar;

•     longer payment cycles, generally lower average selling prices and greater difficulty in accounts receivable collection;

•     reduced, or lack of, protection for, and enforcement of, intellectual property rights;

•     political and economic instability in some of the regions where we currently sell our products or that we may expand into in the future;

•     complex and potentially adverse tax consequences; and

•     diversion to the U.S. of our products sold into international markets at lower prices.

Currently, all of our international sales are negotiated for and paid in U.S. dollars. Nonetheless, these sales are subject to currency risks, since changes in the values of foreign currencies relative to the value of the U.S. dollar can render our products comparatively more expensive. These exchange rate fluctuations could negatively impact international sales of our products, as could changes in the general economic conditions in those markets. In order to maintain a competitive price for our products internationally, we may have to continue to provide discounts or otherwise effectively reduce our prices, resulting in a lower margin on products sold internationally. Continued change in the values of the Euro, the Mexican peso and other foreign currencies could have a negative impact on our business, financial condition and results of operations.

In addition, we have certain supply agreements with foreign vendors whereby we share the foreign currency exchange fluctuation risk. We may, in the future, enter into similar arrangements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2019	Biomerica, Inc.

	By:	/s/ Zackary S. Irani
Zackary S.Irani Chief Executive Officer